                            SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                              (Amendment No.     )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[     ]  Preliminary Proxy Statement
[  X  ]  Definitive Proxy Statement
[     ]  Definitive Additional Materials
[     ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                 Alfa Leisure, Inc.
-----------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                 Registrant
------------------------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[  X  ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(j)(2).
[     ]  $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(i)(3).
[     ]  Fee computed on table below per Exchange Act Rules
         14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:


                 --------------------------------------------------------------

         2)      Aggregate number of securities to which transaction applies:


                 --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


                 --------------------------------------------------------------

         4)      Proposed maximum aggregate value of transaction:


                 --------------------------------------------------------------

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                 1)       Amount Previously Paid:

                          ________________________________________

                 2)       Form, Schedule or Registration Statement No.:

                          _________________________________________

                 3)       Filing Party:

                          __________________________________________

                 4)       Dated Filed:

                          __________________________________________


____________________

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                               ALFA LEISURE, INC.
                                5163 "G" STREET
                            CHINO, CALIFORNIA  91710

                                _______________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 1, 1997
                                   12:00 P.M.

                                _______________


         Notice is hereby given that the Annual Meeting of Shareholders of Alfa Leisure, Inc. will be held at its corporate office, 5163 "G" Street, Chino, California, 91710 on Tuesday, April 1, 1997, at 12:00 p.m. to consider and vote upon:

         1. Election of a Board of Directors consisting of three (3) directors. The Proxy Statement which accompanies this Notice includes the names of the nominees to be presented by the Board of Directors for election;

         2.      Approval of the Alfa Leisure, Inc. 1997 Stock Option Plan; and

         3. The transaction of such other business as may properly come before the Annual Meeting.

         The Board of Directors has fixed the close of business on February 21, 1997 as the record date for determination of shareholders entitled to notice of, and to vote, at the Annual Meeting. TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

         Shareholders are cordially invited to attend the meeting in person. Please indicate on the enclosed proxy whether you plan to attend the meeting. Shareholders may vote in person if they attend the meeting even though they have executed and returned a proxy.



                                             By Order Of The Board Of Directors,



                                             Carol Smith
                                             Secretary


Dated:  March 4, 1997

                               ALFA LEISURE, INC.

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                              ____________________


                                  INTRODUCTION

         This Proxy Statement is furnished by the Board of Directors of Alfa Leisure, Inc., a Texas corporation, (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on April 1, 1997 and at any adjournments thereof. The Annual Meeting has been called to consider and vote upon the election of three (3) persons to the Board of Directors; to consider and vote upon the approval of the Alfa Leisure, Inc. 1997 Stock Option Plan; and to consider such other business as may properly come before the Annual Meeting. This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about March 4, 1997.

PERSONS MAKING THE SOLICITATION

         The Proxy is solicited on behalf of the Board of Directors of the Company. The original solicitation will be by mail. Following the original solicitation, the Board of Directors expects that certain individual shareholders may be further solicited through telephone or other oral communications from the Board of Directors. The Board of Directors does not intend to use specially engaged employees or paid solicitors. The Board of Directors intends to solicit proxies for shares which are held of record by brokers, dealers, banks or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold shares. All solicitation expenses will be borne by the Company.

TERMS OF THE PROXY

         The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides boxes to be marked to indicate the manner in which the shareholder's shares are to be voted with respect to such matter. By appropriately marking the boxes, a shareholder may specify whether the proxy holder shall vote for or against or shall be without authority to vote the shares represented by the Proxy. The Proxy also confers upon the proxy holder discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

         If the Proxy is executed properly and is received by the proxy holder prior to the Annual Meeting, the shares represented by the Proxy will be voted. Where a shareholder specifies a choice with respect to the matter to be acted upon, the shares will be voted in accordance with such specification. Any Proxy which is executed in such a manner as not to withhold authority to vote for the election of the specified nominees as directors or approval of the Alfa Leisure, Inc. 1997 Stock Option Plan shall be deemed to confer such authority. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to Carol Smith, Secretary, Alfa

Leisure, Inc., 5163 "G" Street, Chino, California 91710, by attending the meeting and electing to vote in person, or by a duly executed proxy bearing a later date.


                         VOTING RIGHTS AND REQUIREMENTS

VOTING SECURITIES

         The securities entitled to vote at the Annual Meeting consist of all of the issued and outstanding shares of the Company's common stock, no par value per share. The close of business on February 21, 1997 has been fixed by the Board of Directors of the Company as the record date. Only shareholders of record as of the record date may vote at the Annual Meeting. As of the record date, there were 3,050,000 issued and outstanding shares of the Company's common stock to vote at the Annual Meeting and approximately 400 holders of record of the Company's common stock.

CUMULATIVE VOTING

         Each shareholder of record as of the record date will be entitled to one vote for each share of the Company's common stock held as of the record date. Cumulative voting is permitted in the election of directors under Texas law and also under California law which applies to the company as a result of the percentage of its operations and percentage of its common stock owned by residents of the State of California. Every shareholder complying with certain conditions set forth below may cumulate votes and give one candidate a number of votes equal to the number of directors to be elected (three) multiplied by the number of votes to which the shareholder's shares are normally entitled, or distribute the shareholder's votes on the same principle among the candidates as the shareholder thinks fit. A shareholder can cumulate votes only if the candidate's names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting prior to voting of the shareholders' intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

         Discretionary authority to invoke cumulative voting and to cumulate votes represented by Proxies are solicited by the Board of Directors because, in the event nominations are made in opposition to the nominees of the Board of Directors, it is the intention of the person named as proxy holder in the enclosed Proxy to cumulate votes represented by Proxies for individual nominees in accordance with their best judgment allocated among as many of the three nominees of the Board of Directors as possible, unless such authority is withheld as to any nominee. In that event, those votes will be cumulated for the remaining nominees of the Board of Directors.

         If cumulative voting is invoked by any shareholder in accordance with Texas or California law, shareholders who attend the meeting and vote in person will be entitled to personally exercise their right to cumulate votes among the nominees for director. However, because a shareholder who votes by Proxy grants the proxy holder discretionary authority to cumulate votes, the proxy holder and not the shareholder who has executed a Proxy will have the sole authority to cumulate votes, unless the shareholder revokes the Proxy and votes in person at the meeting.

QUORUM

         The presence at the Annual Meeting of the holders of a number of shares of the Company's common stock and proxies representing the right to vote shares of the Company's common stock in excess of one-half of the number of shares of the Company's common stock outstanding as of the record date will constitute a quorum for transacting business.


                       COMMON STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information, as of February 21, 1997, with respect to the ownership of the Company's common stock by: (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's common stock; (ii) by each director; (iii) by each nominee for director; and (iv) by all officers and directors of the Company as a group.

         Name and Address of                    Amount and Nature of                 Percent
         Beneficial Owner(1)                    Beneficial Ownership(2)              of Class(3)
         ----------------                       --------------------                 --------
         Johnnie R. Crean                             2,281,430(4)                      74.8%

         Carol Smith                                     9,600(5)                        0.3%

         Robert A. Rudolph                               8,364(5)                        0.3%

         Timothy J. Igo                                  2,400                         0.008%

         All directors and
         officers as a group
         (five persons)                              2,301,794                          75.5%

_______________


(1) The address of each named person, other than Robert A. Rudolph, is 5163 "G" Street, Chino, California 91710. Mr. Rudolph's address is 3700 N. Industry Avenue #102, Lakewood, California 90712.

(2) Unless otherwise indicated, each person has sole voting and investment power over the common stock shown as beneficially owned, subject to community property laws where applicable and the information contained in footnotes to this table.

(3)      Based on 3,050,000 shares of common stock issued and outstanding.

(4) Includes 2,238,230 shares held in a living trust, over which Mr. Crean has sole voting and investment power, and includes 43,200 shares held by trusts for the benefit of the children of Mr. Crean of which Mr. Crean is co-trustee.

(5) Ms. Smith shares investment power over 9,600 shares with her adult daughter.

(6) Mr. Igo shares investment power of 2,400 shares with his former spouse.

                            MATTERS TO BE ACTED UPON

ITEM 1:  ELECTION OF DIRECTORS

DIRECTORS

         The Company's Bylaws provide that the authorized number of directors is three directors. Three (3) directors are to be elected at the Annual Meeting to be held on April 1, 1997. The directors so elected will serve until the next Annual Meeting of Shareholders. All of the nominees are currently directors of the Company. The Board knows of no reason why any nominee for director would be unable to serve as a director. In the event that any of them should become unavailable prior to the Annual Meeting, the proxy will be voted for a substitute nominee or nominees designated by the Board of Directors, or the number of directors may be reduced accordingly.

         The following table sets forth the name and age of each nominee for director, the year he was first elected a director and his position(s) with the Company.

                   NAME                               AGE            DIRECTOR SINCE        POSITION(S) HELD
                   ----                               ---            --------------        ----------------
                   Johnnie R. Crean                    47                 1986             Chairman of the Board and
                                                                                           President

                   Carol Smith                         57                 1986             Secretary and Director

                   Robert A. Rudolph                   63                 1986             Director


         JOHNNIE R. CREAN has been Chairman of the Board, President and a director of the Company since December 29, 1986. Mr. Crean founded Alfa Leisure, Inc., a California corporation ("Alfa-California") in March 1975 and served as President and a director of Alfa-California from that time until its merger into the Company on December 29, 1986. Mr. Crean also served as President and a director of Alfa Leisure of Louisiana, Inc., a California corporation ("Alfa-Louisiana"), from its organization in October 1985 to the time of its merger into the Company of December 29, 1986, and as general partner of Alfa-Louisiana's predecessor, Alfa Louisiana, Ltd., a California limited partnership, from September 1983 until October 1985. Prior to their merger into the Company, Alfa-California and Alfa Louisiana, and its predecessor were engaged in the manufacture and sale of recreational vehicles.

         CAROL SMITH has been the Secretary and a director of the Company since December 29, 1986. Prior to her association with the Company, Ms. Smith had been employed by Alfa-California since June 1977. From July 1981 to May 1984, Ms. Smith served as Sales Manager of Alfa- California and from May 1984 to November 1986, she served as Plant Manager. Ms. Smith currently serves as National Director of Marketing of the Company, a position she held at Alfa-California from November 1986 to December 29, 1986, at which time Alfa-California was merged into the Company.

         ROBERT A. RUDOLPH has served as director of the company since December 29, 1986. Mr. Rudolph is Vice President and Secretary of Bates Industries, Inc., a privately-held manufacturer and wholesaler of motorcycle apparel, and has served in such positions since 1962.

OTHER EXECUTIVE OFFICERS

         TIMOTHY P. IGO, age 48, has been the Vice President of the Company since 1986. Mr. Igo was previously employed in various capacities by Alfa Leisure, Inc., a California corporation (Alfa-California") from 1973 until December 29, 1986, when Alfa-California was merged into the Company. Prior to its merger into the Company, Alfa-California was engaged in the manufacture and sale of recreational vehicles. From June 1981 to April 1984, Mr. Igo served as Secretary, Treasurer and a director of Alfa-California, and as Vice President and a director from April 1984 to December 1986.

         PAUL B. DETTOR, age 57, is the Chief Financial Officer of the Company. Mr. Dettor was the Chief Financial Officer of Velie Circuits, Inc., a manufacturer of printed circuit boards, from May 1995 through May 1996. Prior and subsequent thereto, Mr. Dettor was a certified public accountant in private practice. From 1971 to 1984, Mr. Dettor was the Vice President of Finance, Secretary and Treasurer of Revcon, Inc., a manufacturer of motor homes and commercial vehicles. From 1968 to 1971, Mr. Dettor was an accountant with the firm of Deloitte & Touche, then Deloitte, Haskins & Sells. Mr. Dettor earned a bachelors degree in accounting from the University of Notre Dame. Mr. Dettor has completed the course work for a Masters of Business Administration degree from Pepperdine University.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         During the fiscal year ended April 30, 1996, there were three (3) meetings of the Board of Directors. No director was absent from more than one meeting. In addition, some actions were taken with the unanimous written consent of the directors. The Board of Directors has no standing audit, compensation or nominating committees or any other committees serving similar functions.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

         The following table sets forth the compensation (cash and non cash), for the Chief Executive Officer and all the executive officers who earned in excess of $100,000 per annum during any of the Company's last three fiscal years.



                                                                                               Long-Term
                                                        Annual Compensation                Compensation Awards
                                                 --------------------------------       -------------------------
                                                                                            Securities
                                                                                Restricted  Underlying
                                                                                   Stock       Stock
      Name and             Fiscal                             Other Annual        Awards      Options       LTIP         All Other
  Principal Position        Year      Salary     Bonus($)    Compensation($)       ($)          (#)       Payouts($)    Compensation
-----------------------    ------    --------    --------    ---------------    -----------    -------    ----------    ------------
Johnnie R. Crean           1996      $226,404    $ 74,985     ---                ---            ---        ---           ---
  Chairman of the Board    1995      $226,404    $ 82,487     ---                ---            ---        ---           ---
  and President            1994      $220,875    $166,568     ---                ---            ---        ---           ---


OPTIONS

         There were no options granted in or outstanding at the end of fiscal 1996.

DIRECTOR COMPENSATION

         Directors, other than Johnnie R. Crean, receive compensation of $500 for each meeting of the Board of Directors which they attend.


EMPLOYMENT AGREEMENT

         Mr. Crean is employed as President of the Company pursuant to an employment agreement entered into as of December 1, 1986 (the "Employment Agreement"). The Employment Agreement renews automatically for successive twelve-month periods unless terminated by either party by the prior October 31. The Employment Agreement provides for a base salary of $180,000 per year, subject to annual cost of living adjustments. The current adjusted annual base salary is approximately $227,000. Mr. Crean is also entitled to a quarterly cash bonus in an amount equal to 10% of pre-tax income of the Company. In addition, Mr. Crean is entitled under his Employment Agreement to purchase up to two travel trailers manufactured by the Company each fiscal year for an amount equal to the Company's manufacturing cost. Mr. Crean did not purchase travel trailers from the Company during the fiscal year ended April 30, 1996.


OTHER MANAGEMENT TRANSACTIONS WITH THE COMPANY

         The Company leases its manufacturing facilities and executive offices from Hercules Land Holding, Inc., a California corporation of which Mr. Crean is the sole shareholder. The Company pays monthly rent of $12,932 pursuant to a five (5) year lease with three (3) options to extend for three (3) years each. The lease provides the Company with the option to acquire the property and facilities at any time during the lease term at the market value as determined by appraisal by an MAI certified appraiser. Based on an informal market survey, the Company believes that the monthly rental rate for the property and facilities is consistent with local market rates. Prior to acquiring the property and facilities, Mr. Crean had leased the property and facilities for $8,324 per month pursuant to a December 19, 1980 lease. During the fiscal year ended April 30, 1996, the Company paid lease payments of $11,977 per month to Mr. Crean and from May 1, 1997 until January 22, 1998, the Company paid lease payments of $12,932 per month to Mr. Crean.

         During the fiscal year ended April 30, 1996, the highest amount of money which Mr. Crean owed to the Company was $515,038. A protion of the obligation is represented by a promissory note ($402,390) and bears interest at the rate of nine percent (9%) per annum. It is anticipated that the amount of the indebtedness will fluctuate during fiscal year 1997.

         The Company has collateralized Mr. Crean's personal indebtedness of $184,000 to a third party lender with a deed of trust on a 1.4 acre lot which is one of the lots on which the Company's Chino, California manufacturing facility is located.

         Mr. Crean has personally guaranteed the Company's $2,000,000 line of credit.

COMPENSATION PHILOSOPHY

         The executive compensation philosophy of the Company is to (i) attract and retain qualified management to run the business efficiently and guide the Company's growth in both existing and new markets throughout the country, (ii) establish a link between management compensation and the achievement of the Company's annual and long-term performance goals, and (iii) recognize and reward individual initiative and achievement.

         BASE SALARIES. Base salaries for new management employees are based primarily on the responsibilities of the position and the experience of the individual, with reference to the competitive marketplace for management talent, which is measured in terms of executive compensation offered by comparable companies in related businesses.

         STOCK OPTIONS. The Company intends to grant stock options to its management employees. Because the amount of compensation which will be realized from these options is directly related to the price of the Company's stock, this form of compensation is directly related to the performance of the Company and the results of its operations.

         CONCLUSION. Through the options described above, a portion of the Company's management compensation will be linked directly to Company performance. The Company's President receives bonus compensation based on the Company's pre-tax income. The Board of Directors will continually review all compensation practices and make changes as appropriate.


ITEM 2:  APPROVAL OF 1997 STOCK OPTION PLAN

         On February 18, 1997, the Board of Directors of the Company adopted, subject to obtaining stockholder approval, the Alfa Leisure, Inc. 1997 Stock Option Plan (the "1997 Plan"). The 1997 Plan provides for the grant to employees, officers, directors, consultants and independent contractors of non-qualified stock options as well as for the grant of stock options to employees that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986 ("Code"). Although the Company has approximately 250 employees technically eligible to participate in the 1997 Plan, it is anticipated the stock options will be granted only to a limited number of management level personnel. The 1997 Plan terminates on February 17, 2007.
The purpose of the 1997 Plan is to enable the Company to attract and retain qualified persons as employees, officers and directors and others whose services are required by the Company, and to motivate such persons by providing them with an equity participation in the Company. The 1997 Plan reserved 300,000 shares of the Company's common stock for issuance pursuant to the 1997 Plan.

         The 1997 Plan is administered by a committee made up of the members of the Board of Directors (the "Committee"), which has, subject to specified limitations, the full authority to grant options and establish the terms and conditions under which they may be exercised. The exercise price of incentive stock options granted under the 1997 Plan is required to be not less than the fair market value of the common stock on the date of grant (110% in the case of a greater than 10% stockholder). The exercise price of non-qualified stock options can be no less than 85% of the fair market value on the date of grant. Options may be granted for terms of up to ten (10) years (five (5) years in the case of incentive stock options granted to greater than 10% stockholders). No optionee may be granted incentive stock options such that the fair market value of the options which first become exercisable in any one calendar year exceeds $100,000. If an optionee ceases to be employed by, or ceases to have a relationship with the Company, such optionee's options expire six (6) months after termination of the employment or consulting relationship by reason of death, one (1) year after termination by reason of permanent disability, immediately upon termination for cause and three (3) months after termination for any other reason.

         In order to exercise an option granted under the 1997 Plan, the optionee must pay the full exercise price of the shares being purchased. Payment may be made either: (i) in cash; (ii) at the discretion of the Committee, by delivering shares of common stock already owned by the optionee and having a fair market value equal to the applicable exercise price; or (iii) such other consideration as may be determined by the Committee and permitted by applicable law.

         Subject to the foregoing, the Committee has broad discretion to describe the terms and conditions applicable to options granted under the 1997 Plan. The Committee may at any time discontinue granting options under the 1997 Plan or otherwise suspend, amend or terminate the 1997 Plan and may, with the consent of an optionee, make such modification of the terms and conditions of such optionee's option as it shall deem advisable; except that the Committee shall have no authority to make any amendment or modifications to the 1997 Plan or any outstanding option which would: (i) increase the maximum number of shares which may be purchased pursuant to options granted under the 1997 Plan, either in the aggregate or by an optionee; (ii) change the designation of the class of employees eligible to receive qualified options; (iii) extend the term of the 1997 Plan or the maximum option period thereunder; (iv) decrease the minimum qualified option price or permit reductions of the price at which shares may be purchased for qualified options granted under the 1997 Plan; or
(v) cause qualified stock options issued under the 1997 Plan to fail to meet the requirements of incentive stock options under Section 422 of the Code. Any such amendment or modification shall be effective immediately, subject to stockholder approval thereof within twelve (12) months before or after the effective date. No option may be granted during any suspension or after termination of the 1997 Plan.

         The 1997 Plan is designed to meet the requirements of an incentive stock option plan as defined in Code Section 422. As a result, an optionee will realize no taxable income, for federal income tax purposes, upon either the grant of an incentive stock option under the 1997 Plan or its exercise. If no disposition of the shares acquired upon exercise is made by the optionee within two (2) years from the date of grant or within one (1) year from the date the shares are transferred to him, any gain realized upon the subsequent sale of the shares will be taxable as capital gain. In such case, the Company will be entitled to no deduction for federal income tax purposes in connection with either the grant or the exercise of the option. If, however, the optionee disposes of the shares within the period mentioned above, the optionee will realize earned income in an amount equal to the excess of the fair market value of the shares on the date of exercise (or the amount realized on disposition if less) over the exercise price, and the Company will be allowed a deduction for a corresponding amount.

         The Company adopted a similar plan in 1987 which expires on December 15, 1997. There are no options outstanding under this prior plan and the Board of Directors of the Company does not intend to grant any options under such plan.

VOTE REQUIRED

           The approval of the 1997 Plan will require the affirmative vote of the holders of at least a majority of the outstanding shares of the Company's common stock present or represented at the meeting.

ITEM 3:  OTHER MATTERS

         Except for the matters referred to in the accompanying Notice of Annual Meeting, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at the meeting that is a proper subject for action by the shareholders. However, if any other matters should properly come before the meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person or persons acting under the Proxy.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's independent public accountant is Coopers & Lybrand, L.L.P. No representative of that firm is expected to be present at the meeting. If a representative is present, the representative will have the opportunity to make a statement if the representative desires to do so and may respond to appropriate questions. Coopers & Lybrand, L.L.P. has been selected as the Company's independent public accountants for the fiscal year ending April 30, 1997.

                                 ANNUAL REPORT

         The annual report to shareholders covering the Company's fiscal year ended April 30, 1996 is being mailed to shareholders with this Proxy Statement. The annual report includes the Company's annual report on Form 10-K under the Securities Exchange Act of 1934 for the year ended April 30, 1996, including the financial statements and schedules thereto, which the Company has filed with the Securities and Exchange Commission. The annual report does not form any part of the material for the solicitation of the Proxy.

                             SHAREHOLDER PROPOSALS

         All shareholder proposals that are intended to be presented at the 1997 Annual Meeting of Shareholders and to be included in the proxy materials for that meeting must be received by the Company's Secretary not later than November 27, 1997.


                       REQUEST TO RETURN PROXIES PROMPTLY

         A Proxy is enclosed for your use. Please mark, date, sign and return the Proxy at your earliest convenience. The Proxy requires no postage if mailed in the United States in the postage-paid envelope provided. A prompt return of your Proxy will be appreciated.




                                       By Order of the Board of Directors,




                                       Carol Smith
                                       Secretary
Chino, California
March 4, 1997

                               Appendix 1 to Alfa Leisure, Inc. Proxy Statement

                               ALFA LEISURE, INC.

                             1997 STOCK OPTION PLAN


         1. PURPOSE. The purpose of the Alfa Leisure, Inc. 1997 Stock Option Plan (the "Plan") is to strengthen Alfa Leisure, Inc., a Texas corporation ("Corporation"), by providing to employees, officers, directors, consultants and independent contractors of the Corporation or any of its subsidiaries (including dealers, distributors, and other business entities or persons providing services on behalf of the Corporation or any of its subsidiaries) added incentive for high levels of performance and unusual efforts to increase the earnings of the Corporation. The Plan seeks to accomplish this purpose by enabling specified persons to purchase shares of the common stock of the Corporation, thereby increasing their proprietary interest in the Corporation's success and encouraging them to remain in the employ or service of the Corporation.

         2. CERTAIN DEFINITIONS. As used in this Plan, the following words and phrases shall have the respective meanings set forth below, unless the context clearly indicates a contrary meaning:

                 2.1 "Board of Directors": The Board of Directors of the Corporation.

                 2.2 "Committee": The Committee which shall administer the Plan shall consist of all of the members of the Board of Directors.

                 2.3 "Fair Market Value Per Share": The fair market value per share of the Shares as determined by the Committee in good faith. The Committee is authorized to make its determination as to the fair market value per share of the Shares on the following basis: (i) if the Shares are traded only otherwise than on a securities exchange and are not quoted on the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), but are quoted in the "pink sheets" published by the National Daily Quotation

Bureau, the greater of (a) the average of the mean between the average daily bid and average daily asked prices of the Shares during the thirty (30) day period preceding the date of grant of an Option, as quoted in the "pink sheets" published by the National Daily Quotation Bureau, or (b) the mean between the average daily bid and average daily asked prices of the Shares on the date of grant, as published in such "pink sheets;" (ii) if the Shares are traded only otherwise than on a securities exchange and are quoted on NASDAQ, the greater of (a) the average of the mean between the closing bid and closing asked prices of the Shares during the thirty (30) day period preceding the date of grant of an Option, as reported by the Wall Street Journal and (b) the mean between the closing bid and closing asked prices of the Shares on the date of grant of an Option, as reported by the Wall Street Journal; (iii) if the Shares are admitted to trading on a securities exchange, the greater of (a) the average of the daily closing prices of the Shares during the ten (10) trading days preceding the date of grant of an Option, as quoted in the Wall Street Journal, or (b) the daily closing price of the Shares on the date of grant of an Option, as quoted in the Wall Street Journal; or (iv) if the Shares are traded only otherwise than as described in (i), (ii) or (iii) above, or if the Shares are not publicly traded, the value determined by the Committee in good faith based upon the fair market value as determined by completely independent and well qualified experts.

                 2.4      "Option":  A stock option granted under the Plan.

                 2.5 "Incentive Stock Option": An Option intended to qualify for treatment as an incentive stock option under Code Sections 421 and 422, and designated as an Incentive Stock Option.

                 2.6 "Nonqualified Option": An Option not qualifying as an Incentive Stock Option.

                 2.7      "Optionee":  The holder of an Option.

                 2.8 "Option Agreement": The document setting forth the terms and conditions of each Option.

                 2.9 "Shares": The shares of common stock of the Corporation.

                 2.10 "Code": The Internal Revenue Code of 1986, as amended.

                 2.11 "Subsidiary": Any corporation of which fifty percent (50%) or more of total combined voting power of all classes of stock of such corporation is owned by the Corporation or another Subsidiary (as so defined).

         3.  ADMINISTRATION OF PLAN.

                 3.1 In General. This Plan shall be administered by the Committee. Any action of the Committee with respect to administration of the Plan shall be taken pursuant to (i) a majority vote at a meeting of the Committee (to be documented by minutes), or (ii) the unanimous written consent of its members.

                 3.2 Authority. Subject to the express provisions of this Plan, the Committee shall have the authority to: (i) construe and interpret the Plan, decide all questions and settle all controversies and disputes which may arise in connection with the Plan and to define the terms used therein;
(ii) prescribe, amend and rescind rules and regulations relating to administration of the Plan; (iii) determine the purchase price of the Shares covered by each Option and the method of payment of such price, individuals to whom, and the time or times at which, Options shall be granted and exercisable and the number of Shares covered by each Option; (iv) determine the terms and provisions of the respective Option Agreements (which need not be identical);
(v) determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan; and (vi) make all other determinations necessary or advisable to the administration of the Plan. Determinations of the Committee on matters referred to in this Section 3 shall be conclusive and binding on all parties howsoever concerned. With respect to Incentive Stock Options, the Committee shall administer the Plan in compliance with the provisions of Code
Section 422 as the same may hereafter be amended from time to time. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

         4.  ELIGIBILITY AND PARTICIPATION.

                 4.1 In General. Only officers, employees and directors who are also employees of the Corporation or any Subsidiary shall be eligible to receive grants of Incentive Stock Options. Officers, employees and directors (whether or not they are also employees) of the Corporation or any Subsidiary, as well as consultants, independent contractors or other service providers of the Corporation or any Subsidiary shall be eligible to receive grants of Nonqualified Options. Within the foregoing limits, the Committee, from time to time, shall determine and designate persons to whom Options may be granted. All such designations shall be made in the absolute discretion of the Committee and shall not require the approval of the stockholders. In determining (i) the number of Shares to be covered by each Option, (ii) the purchase price for such Shares and the method of payment of such price (subject to the other sections hereof), (iii) the individuals of the eligible class to whom Options shall be granted, (iv) the terms and provisions of the respective Option Agreements, and (v) the times at which such Options shall be granted, the Committee shall take into account such factors as it shall deem relevant in connection with accomplishing the purpose of the Plan as set forth in Section
1. An individual who has been granted an Option may be granted an additional Option or Options if the Committee shall so determine. No Option shall be granted under the Plan after December 19, 2006, but Options granted before such date may be exercisable after such date.

                 4.2 Certain Limitations. In no event shall Incentive Stock Options be granted to an Optionee such that the sum of (i) aggregate fair market value (determined at the time the Incentive Stock Options are granted) of the Shares subject to all Options granted under the Plan which are exercisable for the first time during the same calendar year, plus (ii) the aggregate fair market value (determined at the time the options are granted) of all stock subject to all other incentive stock options granted to such Optionee by the Corporation, its parent and Subsidiaries which are exercisable for the first time during such calendar year, exceeds One Hundred Thousand Dollars ($100,000). For purposes of the immediately preceding sentence, fair market value shall be determined as of the date of grant based on the Fair Market Value Per Share as determined pursuant to Section 2.3.

         5.  AVAILABLE SHARES AND ADJUSTMENTS UPON CHANGES IN
             CAPITALIZATION.

                 5.1      Shares.  Subject to adjustment as provided in Section
5.2 below, the total number of Shares to be subject to Options granted pursuant to this Plan shall not exceed 300,000 Shares. Shares subject to the Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Corporation; the Committee shall be empowered to take any appropriate action required to make Shares available for Options granted under this Plan. If any Option is surrendered before exercise or lapses without exercise in full or for any other reason ceases to be exercisable, the Shares reserved therefore shall continue to be available under the Plan.

                 5.2 Adjustments. As used herein, the term "Adjustment Event" means an event pursuant to which the outstanding Shares of the Corporation are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities, without receipt of consideration by the Corporation, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment Event, (i) appropriate and proportionate adjustments shall be made to the number and kind of shares and exercise price for the shares subject to the Options which may thereafter be granted under this Plan, (ii) appropriate and proportionate adjustments shall be made to the number and kind of and exercise price for the shares subject to the then outstanding Options granted under this Plan, and (iii) appropriate amendments to the Option Agreements shall be executed by the

Corporation and the Optionees if the Committee determines that such an amendment is necessary or desirable to reflect such adjustments. If determined by the Committee to be appropriate, in the event of an Adjustment Event which involves the substitution of securities of a corporation other than the Corporation, the Committee shall make arrangements for the assumptions by such other corporation of any Options then or thereafter outstanding under the Plan. Notwithstanding the foregoing, such adjustment in an outstanding Option shall be made without change in the total exercise price applicable to the unexercised portion of the Option, but with an appropriate adjustment to the number of shares, kind of shares and exercise price for each share subject to the Option. The determination by the Committee as to what adjustments, amendments or arrangements shall be made pursuant to this Section 5.2, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustment or arrangement.

         6.  TERMS AND CONDITIONS OF OPTIONS.

                 6.1 Intended Treatment as Incentive Stock Options. Incentive Stock Options granted pursuant to this Plan are intended to be "incentive stock options" to which Code Sections 421 and 422 apply, and the Plan shall be construed and administered to implement that intent. If all or any part of an Incentive Stock Option shall not be an "incentive stock option" subject to Sections 421 or 422 of the Code, such Option shall nevertheless be valid and carried into effect. All Options granted under this Plan shall be subject to the terms and conditions set forth in this Section 6 (except as provided in Section 5.2) and to such other terms and conditions as the Committee shall determine to be appropriate to accomplish the purpose of the Plan as set forth in Section 1.

                 6.2      Amount and Payment of Exercise Price.

                          6.2.1   Exercise Price.  The exercise price per Share
for each Share which the Optionee is entitled to purchase under a Nonqualified Option shall be determined by the Committee but shall not be less than eighty-five percent (85%) of the Fair

Market Value Per Share on the date of the grant of the Nonqualified Option.
The exercise price per Share for each Share which the Optionee is entitled to purchase under an Incentive Stock Option shall be determined by the Committee but shall not be less than the Fair Market Value Per Share on the date of the grant of the Incentive Stock Option; provided, however, that the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value Per Share on the date of the grant of the Incentive Stock Option in the case of an individual then owning (within the meaning of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its parent or Subsidiaries.

                          6.2.2   Payment of Exercise Price.  The consideration
to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist of promissory notes, shares of the common stock of the Corporation or such other consideration and method of payment for the Shares as may be permitted under applicable state and federal laws.

                 6.3      Exercise of Options.

                          6.3.1   Each Option granted under this Plan shall be
exercisable at such times and under such conditions as may be determined by the Committee at the time of the grant of the Option and as shall be permissible under the terms of the Plan; provided, however, in no event shall an Option be exercisable after the expiration of ten (10) years from the date it is granted, and in the case of an Optionee owning (within the meaning of Code Section 424(d)), at the time an Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its parent or Subsidiaries, such Incentive Stock Option shall not be exercisable later than five (5) years after the date of grant.

                          6.3.2   An Optionee may purchase less than the total
number of Shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than One Thousand (1,000) Shares and shall not include any fractional shares.

                 6.4 Nontransferability of Options. All Options granted under this Plan shall be nontransferable, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by such Optionee.

                 6.5 Effect of Termination of Employment or Other Relationship. Except as otherwise determined by the Committee in connection with the grant of Nonqualified Options, the effect of termination of an Optionee's employment or other relationship with the Corporation on such Optionee's rights to acquire Shares pursuant to the Plan shall be as follows:

                          6.5.1   Termination for Other than Disability, Cause,
or Death. If an Optionee ceases to be employed by, or ceases to have a relationship with, the Corporation for any reason other than for disability, cause, or death, such Optionee's Options shall expire not later than three (3) months thereafter. During such three (3) month period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date of termination of his employment or relationship and except as so exercised, such Options shall expire at the end of such three (3) month period unless such Options by their terms expire before such date. The decision as to whether a termination for a reason other than disability, cause or death has occurred shall be made by the Committee, whose decision shall be final and conclusive, except that employment shall not be considered terminated in the case of sick leave or other bona fide leave of absence approved by the Corporation.

                          6.5.2   Disability.  If an Optionee ceases to be
employed by, or ceases to have a relationship with, the Corporation by reason of disability (within the meaning of Code Section 22(e)(3)), such Optionee's Options shall expire not later than one (1) year thereafter. During such one
(1) year period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date the Optionee ceased to be employed by, or ceased to have a relationship with, the Corporation by reason of disability and except as so exercised, such Options shall expire at the end of such one (1) year period unless such Options by their terms expire before such date. The decision as to whether a termination by reason of disability has occurred shall be made by the Committee, whose decision shall be final and conclusive.

                          6.5.3   Termination for Cause.  If an Optionee's
employment by, or relationship with, the Corporation is terminated for cause, such Optionee's Option shall expire immediately; provided, however, the Committee may, in its sole discretion, within thirty (30) days of such termination, waive the expiration of the Option by giving written notice of such waiver to the Optionee at such Optionee's last known address. In the event of such waiver, the Optionee may exercise the Option only to such extent, for such time, and upon such terms and conditions as if such Optionee had ceased to be employed by, or ceased to have a relationship with, the Corporation upon the date of such termination for a reason other than disability, cause, or death. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Corporation. The determination of the Committee with respect to whether a termination for cause has occurred shall be final and conclusive.

                          6.5.4   Death of an Optionee.  If the Optionee ceases
to be employed by, or ceases to have a relationship with, the Corporation by reason of death, such Optionee's Options shall expire not later than six (6) months thereafter. During such six (6) month period and prior to the expiration of the Option by its terms, such Option may be exercised by his executor or administrator or the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, but only to the extent such Options were exercisable on the date Optionee ceased to be employed by, or ceased to have a relationship with, the Corporation by reason of death.

                 6.6 Withholding of Taxes. As a condition to the exercise, in whole or in part, of any Options the Board of Directors may in its sole discretion require the Optionee to pay, in addition to the purchase price of the Shares covered by the Option an amount equal to any Federal, state or local taxes that may be required to be withheld in connection with the exercise of such Option.

                 6.7 No Rights to Continued Employment or Relationship. Nothing contained in this Plan or in any Option Agreement shall obligate the Corporation to employ or have another relationship with any Optionee for any period or interfere in any way with the right of the Corporation to reduce such Optionee's compensation or to terminate the employment of or relationship with any Optionee at any time.

                 6.8 Time of Granting Options. The time an Option is granted, sometimes referred to herein as the date of grant, shall be the day the Corporation executes the Option Agreement; provided, however, that if appropriate resolutions of the Committee indicate that an Option is to be granted as of and on some prior or future date, the time such Option is granted shall be such prior or future date.

                 6.9 Privileges of Stock Ownership. No Optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to such Optionee. No Shares shall be purchased upon the exercise of any Option unless and until, in the opinion of the Corporation's counsel, any then applicable requirements of any laws or governmental or regulatory agencies having jurisdiction and of any exchanges upon which the stock of the Corporation may be listed shall have been fully complied with.

                 6.10 Securities Laws Compliance. The Corporation will diligently endeavor to comply with all applicable securities laws before any Options are granted under the Plan and before any Shares are issued pursuant to Options. Without limiting the generality of the foregoing, the Corporation may require from the Optionee such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary or advisable in order to comply with the Securities Act of 1933 as then in effect, and may require that the Optionee agree that any sale of the Shares will be made only in such manner as is permitted by the Committee. The Committee in its discretion may cause the Shares underlying the Options to be registered under the Securities Act of 1933, as amended, by the filing of a Form S-8 Registration Statement covering the Options and Shares underlying such Options. Optionee shall take any action reasonably requested by the Corporation in connection with registration or qualification of the Shares under federal or state securities laws.

                 6.11 Option Agreement. Each Incentive Stock Option and Nonqualified Option granted under this Plan shall be evidenced by the appropriate written Stock Option Agreement ("Option Agreement") executed by the Corporation and the Optionee in a form substantially the same as the appropriate form of Option Agreement attached as Exhibit I or II hereto (and made a part hereof by this reference) and shall contain each of the provisions and agreements specifically required to be contained therein pursuant to this
Section 6, and such other terms and conditions as are deemed desirable by the Committee and are not inconsistent with the purpose of the Plan as set forth in
Section 1.

         7.  PLAN AMENDMENT AND TERMINATION.

                 7.1 Authority of Committee. The Committee may at any time discontinue granting Options under the Plan or otherwise suspend, amend or terminate the Plan and may, with the consent of an Optionee, make such modification of the terms and conditions of such Optionee's Option as it shall deem advisable; provided that, except as permitted under the provisions of
Section 5.2, the Committee shall have no authority to make any amendment or modification to this Plan or any outstanding Option thereunder which would:
(i) increase the maximum number of shares which may be purchased pursuant to Options granted under the Plan, either in the aggregate or by an Optionee (except pursuant to Section 5.2); (ii) change the designation of the class of the employees eligible to receive Incentive Stock Options; (iii) extend the term of the Plan or the maximum Option period thereunder; (iv) decrease the minimum Incentive Stock Option price or permit reductions of the price at which shares may be purchased for Incentive Stock Options granted under the Plan; or
(v) cause Incentive Stock Options issued under the Plan to fail to meet the requirements of incentive stock options under Code Section 422. An amendment or modification made pursuant to the provisions of this Section 7 shall be deemed adopted as of the date of the action of the Committee effecting such amendment or modification and shall be effective immediately, unless otherwise provided therein, subject to approval thereof (1) within twelve (12) months before or after the effective date by stockholders of the Corporation holding not less than a majority vote of the voting power of the Corporation voting in person or by proxy at a duly held stockholders meeting when required to maintain or satisfy the requirements of Code Section 422 with respect to Incentive Stock Options, and (2) by any appropriate governmental agency. No Option may be granted during any suspension or after termination of the Plan.

                 7.2 Ten (10) Year Maximum Term. Unless previously terminated by the Committee, this Plan shall terminate on February 17, 2007, and no Options shall be granted under the Plan thereafter.

                 7.3 Effect on Outstanding Options. Amendment, suspension or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted.

         8. EFFECTIVE DATE OF PLAN. This Plan shall be effective as of February 18, 19973 the date the Plan was adopted by the Board of Directors, subject to the approval of the Plan by the affirmative vote of a majority of the issued and outstanding Shares of common stock of the Corporation represented and voting at a duly held meeting at which a quorum is present within twelve (12) months thereafter. The Committee shall be authorized and empowered to make grants of Options pursuant to this Plan prior to such approval of this Plan by the stockholders; provided, however, in such event the Option grants shall be made subject to the approval of this Plan and such Option grants by the stockholders in accordance with the provisions of this
Section 8.

         9.  MISCELLANEOUS PROVISIONS.

                 9.1 Exculpation and Indemnification. The Corporation shall indemnify and hold harmless the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful conduct and/or criminal acts of such persons.

                 9.2 Governing Law. The Plan shall be governed and construed in accordance with the laws of the State of California and the Code.

                 9.3 Compliance with Applicable Laws. The inability of the Corporation to obtain from any regulatory body having jurisdiction authority deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares upon the exercise of an Option shall relieve the Corporation of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

                        INCENTIVE STOCK OPTION AGREEMENT


         THIS INCENTIVE STOCK OPTION AGREEMENT ("Agreement") is entered into as of ____________________, by and between ALFA LEISURE, INC., a Texas corporation ("Corporation"), and _________________________ ("Optionee").

                                R E C I T A L S

         A. On February 18, 1996, the Board of Directors of the Corporation adopted, subject to the approval of the Corporation's shareholders, the Alfa Leisure, Inc. 1997 Stock Option Plan (the "Plan").

         B. Pursuant to the Plan, on _______________, _____, the Plan Committee ("Committee") authorized granting to Optionee options to purchase shares of the common stock of the Corporation ("Shares") for the term and subject to the terms and conditions hereinafter set forth.

                               A G R E E M E N T

         It is hereby agreed as follows:

         1. CERTAIN DEFINITIONS. Unless otherwise defined herein, or the context otherwise clearly requires, terms with initial capital letters used herein shall have the meanings assigned to such terms in the Plan.

         2. GRANT OF OPTIONS. The Corporation hereby grants to Optionee, options ("Options") to purchase all or any part of __________ Shares, upon and subject to the terms and conditions of the Plan, which is incorporated in full herein by this reference, and upon the other terms and conditions set forth herein.




                                   EXHIBIT I

         3. OPTION PERIOD. The Options shall be exercisable at any time during the period commencing on the following dates (subject to the provisions of Section 17) and expiring on the date __________ (_____) years from the date of grant, unless earlier terminated pursuant to Section 7:

                 Number of Options                          Exercisable On or After
                 -----------------                          -----------------------



         4. METHOD OF EXERCISE. The Options shall be exercisable by Optionee by giving written notice to the Corporation of the election to purchase and of the number of Shares Optionee elects to purchase, such notice to be accompanied by such other executed instruments or documents as may be required by the Committee pursuant to this Agreement, and unless otherwise directed by the Committee, Optionee shall at the time of such exercise tender the purchase price of the Shares he has elected to purchase. An Optionee may purchase less than the total number of Shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than One Thousand (1,000) Shares. If Optionee shall not purchase all of the Shares which he is entitled to purchase under the Options, his right to purchase the remaining unpurchased Shares shall continue until expiration of the Options. The Options shall be exercisable with respect of whole Shares only, and fractional Share interests shall be disregarded.

         5. AMOUNT OF PURCHASE PRICE. The purchase price per Share for each Share which Optionee is entitled to purchase under the Options shall be $__________ per Share.

         6. PAYMENT OF PURCHASE PRICE. At the time of Optionee's notice of exercise of the Options, Optionee shall tender in cash or by certified or bank cashier's check payable to the Corporation, the purchase price for all Shares then being purchased. Provided, however, the Board of Directors may, in its sole discretion, permit payment by the Corporation of the purchase price in whole or in part with Shares. If the Optionee is so permitted, and the Optionee elects to make payment with Shares, the Optionee shall deliver to the Corporation certificates representing the number of Shares in payment for new Shares, duly endorsed for transfer to the Corporation, together with any written representations relating to title, liens and encumbrances, securities laws, rules and regulatory compliance, or other matters, reasonably requested by the Board of Directors. The value of Shares so tendered shall be their Fair Market Value Per Share on the date of the Optionee's notice of exercise.

         7. EFFECT OF TERMINATION OF EMPLOYMENT. If an Optionee's employment or other relationship with the Corporation (or a Subsidiary) terminates, the effect of the termination on the Optionee's rights to acquire Shares shall be as follows:

                 7.1 Termination for Other than Disability, Cause or Death. If an Optionee ceases to be employed by, or ceases to have a relationship with, the Corporation or a Subsidiary for any reason other than for disability, cause or death, such Optionee's Options shall expire not later than three (3) months thereafter. During such three (3) month period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date of termination of his employment or relationship and except as so exercised, such Options shall expire at the end of such three (3) month period unless such Options by their terms expire before such date. The decision as to whether a termination for a reason other than disability, cause or death has occurred shall be made by the Committee, whose decision shall be final and conclusive, except that employment shall not be considered terminated in the case of sick leave or other bona fide leave of absence approved by the Corporation.

                 7.2 Disability. If an Optionee ceases to be employed by, or ceases to have a relationship with, the Corporation or a Subsidiary by reason of disability (within the meaning of Code Section 22(e)(3)), such Optionee's Options shall expire not later than one (1) year thereafter.
During such one (1) year period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date the Optionee ceased to be employed by, or ceased to have a relationship with, the Corporation or Subsidiary by reason of disability. The decision as to whether a termination by reason of disability has occurred shall be made by the Committee, whose decision shall be final and conclusive.

                 7.3 Termination for Cause. If an Optionee's employment by, or relationship with, the Corporation or a Subsidiary is terminated for cause, such Optionee's Option shall expire immediately; provided, however, the Committee may, in its sole discretion, within thirty (30) days of such termination, waive the expiration of the Option by giving written notice of such waiver to the Optionee at such Optionee's last known address. In the event of such waiver, the Optionee may exercise the Option only to such extent, for such time, and upon such terms and conditions as if such Optionee had ceased to be employed by, or ceased to have a relationship with, the Corporation or a Subsidiary upon the date of such termination for a reason other than disability, cause or death. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Corporation or a Subsidiary. The determination of the Committee with respect to whether a termination for cause has occurred shall be final and conclusive.

                 7.4 Death of an Optionee. If an Optionee ceases to be employed by, or ceases to have a relationship with, the Corporation by reason of death, Optionee's Options shall expire not later than six (6) months thereafter. During such six (6) month period and prior to the expiration of the Option by its terms, such Options may be exercised by his executor or administrator or the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, but only to the extent such Options were exercisable on the date Optionee ceased to be employed by, or ceased to have a relationship with, the Corporation or a Subsidiary by reason of death.

         8. NONTRANSFERABILITY OF OPTIONS. The Options shall not be transferable, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by Optionee.

         9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. As used herein, the term "Adjustment Event" means an event pursuant to which the outstanding Shares of the Corporation are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities, without receipt of consideration by the Corporation, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment Event, (i) appropriate and proportionate adjustments shall be made to the number and kind and exercise price for the shares subject to the Options, and (ii) appropriate amendments to this Agreement shall be executed by the Corporation and Optionee if the Committee determines that such an amendment is necessary or desirable to reflect such adjustments. If determined by the Committee to be appropriate, in the event of an Adjustment Event which involves the substitution of securities of a corporation other than the Corporation, the Committee shall make arrangements for the assumptions by such other corporation of the Options. Notwithstanding the foregoing, any such adjustment to the Options shall be made without change in the total exercise price applicable to the unexercised portion of the Options, but with an appropriate adjustment to the number of shares, kind of shares and exercise price for each share subject to the Options. The determination by the Committee as to what adjustments, amendments or arrangements shall be made pursuant to this Section 10, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued on account of any such adjustment or arrangement.

         10. NO RIGHTS TO CONTINUED EMPLOYMENT OR RELATIONSHIP. Nothing contained in this Agreement shall obligate the Corporation to employ or have another relationship with Optionee for any period or interfere in any way with the right of the Corporation to reduce Optionee's compensation or to terminate the employment of or relationship with Optionee at any time.

         11. TIME OF GRANTING OPTIONS. The time the Options shall be deemed granted, sometimes referred to herein as the "date of grant," shall be ____________, _____.

         12. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall not be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to Optionee. No Shares shall be purchased upon the exercise of any Options unless and until, in the opinion of the Corporation's counsel, any then applicable requirements of any laws, or governmental or regulatory agencies having jurisdiction, and of any exchanges upon which the stock of the Corporation may be listed shall have been fully complied with.

         13. SECURITIES LAWS COMPLIANCE. The Corporation will diligently endeavor to comply with all applicable securities laws before any stock is
issued pursuant to the Options.   Without limiting the generality of the
foregoing, the Corporation may require from the Optionee such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the Optionee agree that any sale of the Shares will be made only in such manner as is permitted by the Committee. The Committee may in its discretion cause the Shares underlying the Options to be registered under the Securities Act of 1933 as amended by filing a Form S-8 Registration Statement covering the Options and the Shares underlying the Options. Optionee shall take any action reasonably requested by the Corporation in connection with registration or qualification of the Shares under federal or state securities laws.

         14. INTENDED TREATMENT AS INCENTIVE STOCK OPTIONS. The Options granted herein are intended to be "incentive stock options" to which Sections 421 and 422 of the Internal Revenue Code of 1986, as amended from time to time ("Code") apply, and shall be construed to implement that intent. If all or any part of the Options shall not be subject to Sections 421 and 422 of the Code, the Options shall nevertheless be valid and carried into effect.

         15. PLAN CONTROLS. The Options shall be subject to and governed by the provisions of the Plan. All determinations and interpretations of the Plan made by the Committee shall be final and conclusive.

         16. SHARES SUBJECT TO LEGEND. If deemed necessary by the Corporation's counsel, all certificates issued to represent Shares purchased upon exercise of the Options shall bear such appropriate legend conditions as counsel for the Corporation shall require.

         17.     CONDITIONS TO OPTIONS.

                 17.1 Compliance with Applicable Laws. THE CORPORATION'S OBLIGATION TO ISSUE SHARES OF ITS COMMON STOCK UPON EXERCISE OF THE OPTIONS IS EXPRESSLY CONDITIONED UPON THE COMPLETION BY THE CORPORATION OF ANY REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES UNDER ANY STATE AND/OR FEDERAL LAW OR RULINGS OR REGULATIONS OF ANY GOVERNMENTAL REGULATORY BODY, OR THE MAKING OF SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND UNDERTAKINGS BY THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE OPTION IN ORDER TO COMPLY WITH THE REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES WHICH THE COMMITTEE SHALL, IN ITS SOLE DISCRETION, DEEM NECESSARY OR ADVISABLE. SUCH REQUIRED REPRESENTATIONS AND UNDERTAKINGS MAY INCLUDE REPRESENTATIONS AND AGREEMENTS THAT THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE OPTION (i) IS NOT PURCHASING SUCH SHARES FOR DISTRIBUTION AND (ii) AGREES TO HAVE PLACED UPON THE FACE AND REVERSE OF ANY CERTIFICATES A LEGEND SETTING FORTH ANY REPRESENTATIONS AND UNDERTAKINGS WHICH HAVE BEEN GIVEN TO THE COMMITTEE OR A REFERENCE THERETO.

                 17.2 SHAREHOLDER APPROVAL OF PLAN. IF THE OPTIONS GRANTED HEREBY ARE GRANTED PRIOR TO APPROVAL OF THE PLAN BY THE SHAREHOLDERS

OF THE CORPORATION PURSUANT TO SECTION 8 OF THE PLAN, THE GRANT OF THE OPTIONS MADE HEREBY IS EXPRESSLY CONDITIONED UPON AND SUCH OPTIONS SHALL NOT BE EXERCISABLE UNTIL THE APPROVAL OF THE PLAN BY THE SHAREHOLDERS OF THE CORPORATION IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8 OF THE PLAN.

                 17.3 Maximum Exercise Period. Notwithstanding any provision of this Agreement to the contrary, the Options shall expire no later than ten years from the date hereof or five years if, as of the date hereof, the Optionee owns or is considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Corporation or any Subsidiary or parent corporation of the Corporation.

         18.     MISCELLANEOUS.

                 18.1 Binding Effect. This Agreement shall bind and inure to the benefit of the successors, assigns, transferees, agents, personal representatives, heirs and legatees of the respective parties.

                 18.2 Further Acts. Each party agrees to perform any further acts and execute and deliver any documents which may be necessary to carry out the provisions of this Agreement.

                 18.3 Amendment. This Agreement may be amended at any time by the written agreement of the Corporation and the Optionee.

                 18.4 Syntax. Throughout this Agreement, whenever the context so requires, the singular shall include the plural, and the masculine gender shall include the feminine and neuter genders. The headings and captions of the various Sections hereof are for convenience only and they shall not limit, expand or otherwise affect the construction or interpretation of this Agreement.

                 18.5 Choice of Law. The parties hereby agree that this Agreement has been executed and delivered in the State of California and shall be construed, enforced and governed by the laws thereof. This Agreement is in all respects intended by each party hereto to be deemed and construed to have been jointly prepared by the parties and the parties hereby expressly agree that any uncertainty or ambiguity existing herein shall not be interpreted against either of them.

                 18.6 Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

                 18.7 Notices. All notices and demands between the parties hereto shall be in writing and shall be served either by registered or certified mail, and such notices or demands shall be deemed given and made forty-eight (48) hours after the deposit thereof in the United States mail, postage prepaid, addressed to the party to whom such notice or demand is to be given or made, and the issuance of the registered receipt therefor. If served by telegraph, such notice or demand shall be deemed given and made at the time the telegraph agency shall confirm to the sender, delivery thereof to the addressee. All notices and demands to Optionee or the Corporation may be given to them at the following addresses:

              If to Optionee:




              If to Corporation:              Alfa Leisure, Inc.
                                              5163 "G" Street
                                              Chino, California  91710


Such parties may designate in writing from time to time such other place or places that such notices and demands may be given.

                    18.8 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, this Agreement supersedes all prior and contemporaneous agreements and understandings of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as set forth or referred to herein. No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                    18.9 Attorneys' Fees. In the event that any party to this Agreement institutes any action or proceeding, including, but not limited to, litigation or arbitration, to preserve, to protect or to enforce any right or benefit created by or granted under this Agreement, the prevailing party in each respective such action or proceeding shall be entitled, in addition to any and all other relief granted by a court or other tribunal or body, as may be appropriate, to an award in such action or proceeding of that sum of money which represents the attorneys' fees reasonably incurred by the prevailing party therein in filing or otherwise instituting and in prosecuting or otherwise pursuing or defending such action or proceeding, and, additionally, the attorneys' fees reasonably incurred by such prevailing party in negotiating any and all matters underlying such action or proceeding and in preparation for instituting or defending such action or proceeding.

              IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.


                                           "CORPORATION"


                                           ALFA LEISURE, INC.,
                                           a Texas corporation



                                           By:________________________________

                                           "OPTIONEE"



                                           ___________________________________

                      NON-QUALIFIED STOCK OPTION AGREEMENT


         THIS NON-QUALIFIED STOCK OPTION AGREEMENT ("Agreement") is entered into as of _______________, by and between ALFA LEISURE, INC., a Texas corporation ("Corporation"), and _________________________ ("Optionee").

                                R E C I T A L S

         A. On February 18, 1997, the Board of Directors of the Corporation adopted, subject to the approval of the Corporation's shareholders, the Alfa Leisure, Inc. 1997 Stock Option Plan (the "Plan").

         B. Pursuant to the Plan, on _______________ the Plan Committee ("Committee") authorized granting to Optionee of options to purchase shares of the common stock of the Corporation ("Shares") for the term and subject to the terms and conditions hereinafter set forth.

                               A G R E E M E N T

         It is hereby agreed as follows:

         1. CERTAIN DEFINITIONS. Unless otherwise defined herein, or the context otherwise clearly requires, terms with initial capital letters used herein shall have the meanings assigned to such terms in the Plan.

         2. GRANT OF OPTIONS. The Corporation hereby grants to Optionee, options ("Options") to purchase all or any part of _______________ Shares, upon and subject to the





                                   EXHIBIT II
terms and conditions of the Plan, which is incorporated in full herein by this reference, and upon the other terms and conditions set forth herein.

         3. OPTION PERIOD AND PURCHASE PRICE. The Options shall be exercisable at the following purchase prices and at any time during the period commencing on the following dates, and shall expire on ____________________ unless earlier terminated pursuant to Section 7:

          Number of Options                       Exercisable On or After
          -----------------                       -----------------------





         4. METHOD OF EXERCISE. The Options shall be exercisable by Optionee by giving written notice to the Corporation of the election to purchase and of the number of Shares Optionee elects to purchase, such notice to be accompanied by such other executed instruments or documents as may be required by the Committee pursuant to this Agreement, and unless otherwise directed by the Committee, Optionee shall at the time of such exercise tender the purchase price of the Shares he has elected to purchase. An Optionee may purchase less than the total number of Shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less than One Thousand (1,000) Shares. If Optionee shall not purchase all of the Shares which he is entitled to purchase under the Options, his right to purchase the remaining unpurchased Shares shall continue until expiration of the Options. The Options shall be exercisable with respect of whole Shares only, and fractional Share interests shall be disregarded.

         5. AMOUNT OF PURCHASE PRICE. The purchase price per Share for each Share which Optionee is entitled to purchase under the Options shall be that amount set forth in Section 3 above.

         6. PAYMENT OF PURCHASE PRICE. At the time of Optionee's notice of exercise of the Options, Optionee shall tender in cash or by certified or bank cashier's check payable to the Corporation, the purchase price for all Shares then being purchased. Provided, however, the Board of Directors may, in its sole discretion, permit payment by the Corporation of the purchase price in whole or in part with Shares. If the Optionee is so permitted, and the Optionee elects to make payment with Shares, the Optionee shall deliver to the Corporation certificates representing the number of Shares in payment for new Shares, duly endorsed for transfer to the Corporation, together with any written representations relating to title, liens and encumbrances, securities laws, rules and regulatory compliance, or other matters, reasonably requested by the Board of Directors. The value of Shares so tendered shall be their Fair Market Value Per Share on the date of the Optionee's notice of exercise.

         7. EFFECT OF TERMINATION OF EMPLOYMENT. If an Optionee's employment or other relationship with the Corporation (or a Subsidiary) terminates, the effect of the termination on the Optionee's rights to acquire Shares shall be as follows:

                 7.1 Termination for Other than Disability, Cause or Death. If an Optionee ceases to be employed by, or ceases to have a relationship with, the Corporation or a Subsidiary for any reason other than for disability, cause or death, such Optionee's Options shall expire not later than three (3) months thereafter. During such three (3) month period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date of termination of his employment or relationship and except as so exercised, such Options shall expire at the end of such three (3) month period unless such Options by their terms expire before such date. The decision as to whether a termination for a reason other than disability, cause or death has occurred shall be made by the Committee, whose decision shall be final and conclusive, except that employment shall not be considered terminated in the case of sick leave or other bona fide leave of absence approved by the Corporation.

                 7.2 Disability. If an Optionee ceases to be employed by, or ceases to have a relationship with, the Corporation or a Subsidiary by reason of disability (within the meaning of Code Section 22(e)(3)), such Optionee's Options shall expire not later than one (1) year thereafter. During such one (1) year period and prior to the expiration of the Option by its terms, the Optionee may exercise any Option granted to him, but only to the extent such Options were exercisable on the date the Optionee ceased to be employed by, or ceased to have a relationship with, the Corporation or Subsidiary by reason of disability. The decision as to whether a termination by reason of disability has occurred shall be made by the Committee, whose decision shall be final and conclusive.

                 7.3 Termination for Cause. If an Optionee's employment by, or relationship with, the Corporation or a Subsidiary is terminated for cause, such Optionee's Option shall expire immediately; provided, however, the Committee may, in its sole discretion, within thirty (30) days of such termination, waive the expiration of the Option by giving written notice of such waiver to the Optionee at such Optionee's last known address. In the event of such waiver, the Optionee may exercise the Option only to such extent, for such time, and upon such terms and conditions as if such Optionee had ceased to be employed by, or ceased to have a relationship with, the Corporation or a Subsidiary upon the date of such termination for a reason other than disability, cause or death. Termination for cause shall include termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith or any conduct detrimental to the interests of the Corporation or a Subsidiary. The determination of the Committee with respect to whether a termination for cause has occurred shall be final and conclusive.

                 7.4 Death of an Optionee. If an Optionee ceases to be employed by, or ceases to have a relationship with, the Corporation by reason of death, Optionee's Options shall expire not later than six (6) months thereafter. During such six (6) month period and prior to the expiration of the Option by its terms, such Options may be exercised by his executor or administrator or the person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, but only to the extent such Options were exercisable on the date Optionee ceased to be employed by, or ceased to have a relationship with, the Corporation or a Subsidiary by reason of death.

         8. NONTRANSFERABILITY OF OPTIONS. The Options shall not be transferable, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by Optionee.

         9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. As used herein, the term "Adjustment Event" means an event pursuant to which the outstanding Shares of the Corporation are increased, decreased or changed into, or exchanged for a different number or kind of shares or securities, without receipt of consideration by the Corporation, through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split, stock dividend, stock consolidation or otherwise. Upon the occurrence of an Adjustment Event, (i) appropriate and proportionate adjustments shall be made to the number and kind and exercise price for the shares subject to the Options, and (ii) appropriate amendments to this Agreement shall be executed by the Corporation and Optionee if the Committee determines that such an amendment is necessary or desirable to reflect such adjustments. If determined by the Committee to be appropriate, in the event of an Adjustment Event which involves the substitution of securities of a corporation other than the Corporation, the Committee shall make arrangements for the assumptions by such other corporation of the Options. Notwithstanding the foregoing, any such adjustment to the Options shall be made without change in the total exercise price applicable to the unexercised portion of the Options, but with an appropriate adjustment to the number of shares, kind of shares and exercise price for each share subject to the Options. The determination by the Committee as to what adjustments, amendments or arrangements shall be made pursuant to this Section 10, and the extent thereof, shall be final and conclusive. No fractional Shares shall be issued on account of any such adjustment or arrangement.

         10. NO RIGHTS TO CONTINUED EMPLOYMENT OR RELATIONSHIP. Nothing contained in this Agreement shall obligate the Corporation to employ or have another relationship with Optionee for any period or interfere in any way with the right of the

Corporation to reduce Optionee's compensation or to terminate the employment of or relationship with Optionee at any time.

         11. TIME OF GRANTING OPTIONS. The time the Options shall be deemed granted, sometimes referred to herein as the "date of grant," shall be
____________________.

         12. PRIVILEGES OF STOCK OWNERSHIP. Optionee shall not be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to Optionee. No Shares shall be purchased upon the exercise of any Options unless and until, in the opinion of the Corporation's counsel, any then applicable requirements of any laws, or governmental or regulatory agencies having jurisdiction, and of any exchanges upon which the stock of the Corporation may be listed shall have been fully complied with.

         13. SECURITIES LAWS COMPLIANCE. The Corporation will diligently endeavor to comply with all applicable securities laws before any stock is issued pursuant to the Options. Without limiting the generality of the foregoing, the Corporation may require from the Optionee such investment representation or such agreement, if any, as counsel for the Corporation may consider necessary in order to comply with the Securities Act of 1933 as then in effect, and may require that the Optionee agree that any sale of the Shares will be made only in such manner as is permitted by the Committee. The Committee may in its discretion cause the Shares underlying the Options to be registered under the Securities Act of 1933 as amended by filing a Form S-8 Registration Statement covering the Options and the Shares underlying the Options. Optionee shall take any action reasonably requested by the Corporation in connection with registration or qualification of the Shares under federal or state securities laws.

         14. INTENDED TREATMENT AS NON-QUALIFIED STOCK OPTIONS. The Options granted herein are intended to be non-qualified stock options described in U.S. Treasury Regulation ("Treas. Reg.") Section 1.83-7 to which Sections 421 and 422 of the Internal Revenue Code of 1986, as amended from time to time ("Code") do not apply, and shall be construed to implement that intent. If all or any part of the Options shall not be described in Treas. Reg. Section 1.83-7 or be subject to Sections 421 and 422 of the Code, the Options shall nevertheless be valid and carried into effect.

         15. PLAN CONTROLS. The Options shall be subject to and governed by the provisions of the Plan. All determinations and interpretations of the Plan made by the Committee shall be final and conclusive.

         16. SHARES SUBJECT TO LEGEND. If deemed necessary by the Corporation's counsel, all certificates issued to represent Shares purchased upon exercise of the Options shall bear such appropriate legend conditions as counsel for the Corporation shall require.

         17.     CONDITIONS TO OPTIONS.

                 17.1 Compliance with Applicable Laws. THE CORPORATION'S OBLIGATION TO ISSUE SHARES OF ITS COMMON STOCK UPON EXERCISE OF THE OPTIONS IS EXPRESSLY CONDITIONED UPON THE COMPLETION BY THE CORPORATION OF ANY REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES UNDER ANY STATE AND/OR FEDERAL LAW OR RULINGS OR REGULATIONS OF ANY GOVERNMENTAL REGULATORY BODY, OR THE MAKING OF SUCH INVESTMENT REPRESENTATIONS OR OTHER REPRESENTATIONS AND UNDERTAKINGS BY THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE OPTION IN ORDER TO COMPLY WITH THE REQUIREMENTS OF ANY EXEMPTION FROM ANY SUCH REGISTRATION OR OTHER QUALIFICATION OF SUCH SHARES WHICH THE COMMITTEE SHALL, IN ITS SOLE DISCRETION, DEEM NECESSARY OR ADVISABLE. SUCH REQUIRED REPRESENTATIONS AND UNDERTAKINGS MAY INCLUDE REPRESENTATIONS AND AGREEMENTS THAT THE OPTIONEE OR ANY PERSON ENTITLED TO EXERCISE THE OPTION (i) IS NOT PURCHASING SUCH SHARES FOR DISTRIBUTION AND (ii) AGREES TO HAVE PLACED UPON THE FACE AND REVERSE OF ANY CERTIFICATES A LEGEND SETTING FORTH ANY REPRESENTATIONS AND UNDERTAKINGS WHICH HAVE BEEN GIVEN TO THE COMMITTEE OR A REFERENCE THERETO.

                 17.2 SHAREHOLDER APPROVAL OF PLAN. IF THE OPTIONS GRANTED HEREBY ARE GRANTED PRIOR TO APPROVAL OF THE PLAN BY THE SHAREHOLDERS OF THE CORPORATION PURSUANT TO SECTION 8 OF THE PLAN, THE GRANT OF THE OPTIONS MADE HEREBY IS EXPRESSLY CONDITIONED UPON AND SUCH OPTIONS SHALL NOT BE EXERCISABLE UNTIL THE APPROVAL OF THE PLAN BY THE SHAREHOLDERS OF THE CORPORATION IN ACCORDANCE WITH THE PROVISIONS OF SECTION 8 OF THE PLAN.

         18.     MISCELLANEOUS.

                 18.1 Binding Effect. This Agreement shall bind and inure to the benefit of the successors, assigns, transferees, agents, personal representatives, heirs and legatees of the respective parties.

                 18.2 Further Acts. Each party agrees to perform any further acts and execute and deliver any documents which may be necessary to carry out the provisions of this Agreement.

                 18.3 Amendment. This Agreement may be amended at any time by the written agreement of the Corporation and the Optionee.

                 18.4 Syntax. Throughout this Agreement, whenever the context so requires, the singular shall include the plural, and the masculine gender shall include the feminine and neuter genders. The headings and captions of the various Sections hereof are for convenience only and they shall not limit, expand or otherwise affect the construction or interpretation of this Agreement.

                 18.5 Choice of Law. The parties hereby agree that this Agreement has been executed and delivered in the State of California and shall be construed, enforced and governed by the laws thereof. This Agreement is in all respects intended by each party hereto to be deemed and construed to have been jointly prepared by the parties and the parties hereby expressly agree that any uncertainty or ambiguity existing herein shall not be interpreted against either of them.

                 18.6 Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

                 18.7 Notices. All notices and demands between the parties hereto shall be in writing and shall be served either by registered or certified mail, and such notices or demands shall be deemed given and made forty-eight (48) hours after the deposit thereof in the United States mail, postage prepaid, addressed to the party to whom such notice or demand is to be given or made, and the issuance of the registered receipt therefor. If served by telegraph, such notice or demand shall be deemed given and made at the time the telegraph agency shall confirm to the sender, delivery thereof to the addressee. All notices and demands to Optionee or the Corporation may be given to them at the following addresses:

                 If to Optionee:        __________________________

                                        __________________________

                                        __________________________

                 If to Corporation:     Alfa Leisure, Inc.
                                        5163 "G" Street
                                        Chino, California  91710


Such parties may designate in writing from time to time such other place or places that such notices and demands may be given.

                 18.8 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, this Agreement supersedes all prior and contemporaneous agreements and understandings of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as set forth or referred to herein. No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                 18.9 Attorneys' Fees. In the event that any party to this Agreement institutes any action or proceeding, including, but not limited to, litigation or arbitration, to preserve, to protect or to enforce any right or benefit created by or granted under this Agreement, the prevailing party in each respective such action or proceeding shall be entitled, in addition to any and all other relief granted by a court or other tribunal or body, as may be appropriate, to an award in such action or proceeding of that sum of money which represents the attorneys' fees reasonably incurred by the prevailing party therein in filing or otherwise instituting and in prosecuting or otherwise pursuing or defending such action or proceeding, and, additionally, the attorneys' fees reasonably incurred by such prevailing party in negotiating any and all matters underlying such action or proceeding and in preparation for instituting or defending such action or proceeding.

              IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.


                                        "CORPORATION"

                                        ALFA LEISURE, INC.,
                                        a Texas corporation



                                        By: __________________________________



                                        "OPTIONEE"


                                        ______________________________________

                 ALFA LEISURE, INC. PROXY - 1996 ANNUAL MEETING

 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING APRIL 1,
                                     1997


The undersigned, a shareholder of Alfa Leisure, Inc., a Texas corporation, appoints Johnnie R. Crean or his designee as such shareholder's true and lawful agent and proxy, with full power of substitution, to vote all the shares of stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Alfa Leisure, Inc. to be held at its corporate office, 5163 "G" Street, Chino, California 91710, on Tuesday, April 1, 1997, at 12:00 p.m., and any adjournment thereof, with respect to the following mattes which are more fully explained in the Proxy Statement of the Company dated March 4, 1997 receipt of which is acknowledged by the undersigned:

         ITEM 1: ELECTION OF DIRECTORS.

         ______  FOR all nominees          ______  WITHHOLD AUTHORITY
         (Except as listed below.)              (As to all nominees.)

         NOMINEES:  JOHNNIE R. CREAN, CAROL SMITH AND ROBERT A. RUDOLPH


      INSTRUCTION:  To withhold authority to vote for any individual nominee(s), write that nominee's name in the space provided below.

                 _____________________________________________

         ITEM 2: APPROVAL OF 1997 STOCK OPTION PLAN

         ______  FOR              ______  AGAINST     ______  ABSTAIN

         ITEM 3: OTHER MATTERS. The Board of Directors at present knows of no other matters to be brought before the Annual Meeting.

This proxy will be voted in accordance with the instructions given. If no direction is made, the shares represented by this proxy will be voted FOR the election of the directors nominated by the Board of Directors and will be voted in accordance with the discretion of the proxies upon all other matters which may come before the Annual Meeting.


                                        DATED:____________________________, 1997


                                    ____________________________________________
                                                        Signature of Shareholder


                                    ____________________________________________
                                                        Signature of Shareholder

                 PLEASE SIGN AS YOUR NAME APPEARS ON THE PROXY
 Trustees, Guardians, Personal and other Representatives, please indicate full titles.

         IMPORTANT:  PLEASE VOTE, DATE, SIGN AND RETURN THE PROXY CARD